Exhibit 8.1

Company	Country of Ownership	Ownership (%)
AB Siefvert & Fornander	Sweden	100.00
Alluma SA	Belgium	100.00
Altpapier Verw Wattenschied GmbH	Germany	100.00
AS Imavere Saeveski	Estonia	100.00
AS Papyrus	Estonia	100.00
AS Stora Enso Mets	Estonia	100.00
As. Oy Hanhirinne	Finland	77.22
As. Oy Petronrinne	Finland	75.78
As. Oy Pyhtään Kaapit	Finland	50.22
Bäcke Emballage AB	Sweden	100.00
Berghuizer Papierfabriek N.V.	The Netherlands	100.00
Carl Emil AS	Norway	100.00
Carl Emil Bergen AS	Norway	100.00
Cartiberia SA	Spain	100.00
Cefortia AB	Sweden	100.00
Celbinave - Trafego e Estiva, Ltda	Portugal	100.00
Celulose Beira Industrial (Celbi) S.A.	Portugal	100.00
Chai Narai Co Ltd	Thailand	49.00
City Logistik Ulm GmbH & Co KG	Germany	100.00
City Logistik Ulm Verw. GmbH	Germany	100.00
Classen Papier GmbH & Co KG	Germany	100.00
Classen Papier Verw. GmbH	Germany	100.00
Consolidated Papers Int. Leasing L.L.C.	United States	100.00
Consolidated Water Power Co.	United States	100.00
Corenso (UK) Ltd	United Kingdom	86.00
Corenso Edam B.V.	The Netherlands	100.00
Corenso France SAS	France	100.00
Corenso North America Corp.	United States	100.00
Corenso Svenska AB	Sweden	100.00
Corenso Tolosana S.A.	Spain	77.30
Corenso United (Deutschland) GmbH & Co. KG	Germany	100.00
Corenso United (Deutschland) Verwaltungs GmbH & Co. KG	Germany	100.00
Corenso United Oy Ltd	Finland	100.00
Corenso-Elfes GmbH & Co. KG	Germany	100.00
D.I.Y. Timber Ltd	United Kingdom	100.00
Derflin Agropecuaria Ltda	Brazil	100.00
Derflin S.A.	Uruguay	100.00
Dincprint GmbH	Germany	100.00
DJKN Förvaltnings AB	Sweden	100.00
Dormant Co	Sweden	100.00
Elfes Beteiligungs GmbH	Germany	100.00
Enocell Oy	Finland	100.00
Enotuhka Oy	Finland	100.00
Enso Alueverkko Oy	Finland	100.00
Espebe Holding B.V. (Schneiders Netherland)	The Netherlands	100.00
Euro Timber Handelsges.mbH	Austria	100.00
Euro Timber Spol. s.r.o.	Slovakia	100.00
Eurotrade Ettlingen GmbH	Germany	100.00
FAIR Forderungsmanagement GmbH	Germany	100.00
Fastbränsle AB	Sweden	100.00
Formeca Oy	Finland	100.00
Formwood Technologies AB	Sweden	100.00
Fortek AB	Sweden	75.00
Fortek Oy	Finland	75.00
FPB Holding GmbH + Co. KG	Germany	99.88
Giger Papier AG	Switzerland	100.00
Guangxi Stora Enso Forestry Co Ltd	China	100.00
Hangzhou Corenso Hualun Paper Core Co. Ltd	China	51.00
Harpex Grundst.-Vermietungs GmbH & Co (Bremen)	Germany	100.00
Herman Andersson Oy	Finland	100.00
HESPOL Sp.z.o.o.	Poland	100.00
Holzwerke Wimmer GmbH	Austria	100.00

Company	Country of Ownership	Ownership (%)
Holzwerke Wimmer s r o	Czech	100.00
Houtpak B.V.	The Netherlands	100.00
Houttransport Amsterdam B.V.	The Netherlands	100.00
Intercell d.o.o.	Poland	74.00
Intercell Trading Sp.z.o.o.	Poland	100.00
Järvanpuu AS	Estonia	100.00
Jet Interiör AB	Sweden	100.00
June Emballage AB	Sweden	100.00
Keräyskuitu Oy	Finland	68.07
Kiint. Oy Enson Metsuritalot	Finland	99.50
Kiint. Oy Katajanokan Kanavaranta 1	Finland	100.00
Kingiseppskoye Timber Co	Russia	97.00
Kombi Voima Oy	Finland	100.00
Kopparland AB	Sweden	100.00
Koski Timber Oy	Finland	100.00
Kymenso Oy	Finland	100.00
L.P. Pacific Films Sdn. Bhd.	Malaysia	100.00
Laminating Papers Oy	Finland	100.00
Lumi Shipping Oy	Finland	100.00
Lumipaper Ltd	United Kingdom	100.00
Lumipaper N.V.	Belgium	99.00
Magna Grundst.-Vermietungs GmbH & Co (Nürnberg)	Germany	100.00
MAJETKOVÁ ZDÍREC a.s.	Czech Republic	99.31
M-Carrier AB	Sweden	100.00
Merivienti Oy	Finland	100.00
Mohed Emballage AB	Sweden	100.00
Nikapa Oy	Finland	100.00
OAO Ladenso	Russia	100.00
Objekt Norderstedt Verw. GmbH	Germany	100.00
Offermann Beteiligungs Gmbh	Germany	100.00
OOO Birex	Russia	100.00
OOO Olonetsles	Russia	86.70
OOO Russkij Les	Russia	100.00
OOO SEF-Trading	Russia	100.00
OOO Stora Enso Forest Administration	Russia	100.00
OOO Stora Enso Forest Border	Russia	100.00
OOO Stora Enso Forest Central	Russia	100.00
OOO Stora Enso Forest Nord	Russia	100.00
OOO Stora Enso Forest West	Russia	100.00
OOO Stora Enso Packaging BB	Russia	100.00
OOO Stora Enso Packaging KG	Russia	100.00
OOO Stora Enso Packaging VR	Russia	100.00
OOO Stora Enso SPb	Russia	100.00
OOO Stora Impex	Russia	100.00
OOO Stora Transport	Russia	99.00
OOO Terminal	Russia	100.00
OOO Timos	Russia	100.00
OOO XT Productions	Russia	100.00
Oppboga AB (in liquidation)	Sweden	100.00
OSC Organisation Software Consulting GmbH	Germany	100.00
Oulu Shipping Ltd	Cayman Islands	100.00
Oy Borgå Stuveri AB	Finland	100.00
Pakenso Sweden Holding AB	Sweden	100.00
Papeteries de France	France	100.00
Pappersgruppen AS	Norway	100.00
Papyrus A/S	Denmark	100.00
Papyrus AB	Sweden	100.00
Papyrus BV	The Netherlands	100.00
Papyrus Finland Oy	Finland	100.00
Papyrus France SAS	France	100.00
Papyrus Hungaria Rt	Hungary	100.00
Papyrus Network AB	Sweden	100.00

Company	Country of Ownership	Ownership (%)
Papyrus Norge AS	Norway	100.00
Papyrus S.A.	Belgium	100.00
Papyrus Sp.z.o.o.	Poland	100.00
Papyrus sro	Slovakia	99.00
Papyrus Sverige AB	Sweden	100.00
PSC Pulp Sales AG	Switzerland	99.88
Puumatra Oy	Finland	100.00
Puumerkki AS	Estonia	100.00
Puumerkki Oy	Finland	100.00
Puumerkki SIA	Latvia	100.00
Rakennus AB	Sweden	100.00
Rautsalon Kiinteistö Oy	Finland	100.00
Rosaria Grundst.-Vermietungs GmbH & Co (Ettlingen)	Germany	100.00
Rosaria Grundst.-Vermietungs GmbH & Co (Heimstetten)	Germany	100.00
Rosaria Grundst.-Vermietungs GmbH & Co (Saarbrucken)	Germany	100.00
Rosea Grundst.-Vermietungs GmbH & Co (Genshagen)	Germany	100.00
Scaldia Papier BV	The Netherlands	100.00
Scantrans Sp.z.o.o.	Poland	97.29
Schneider Onroerend Goed BV	The Netherlands	76.70
Schneider Papier Benelux B.V.	The Netherlands	100.00
Schneider Papier Benelux B.V.B.A.	The Netherlands	100.00
Schneider Papier d.o.o.	Croatia	100.00
Schneider Papier France SARL	France	100.00
Schneider Papier Hungary Kft	Hungary	99.80
Schneider Papier Italy Srl	Italy	98.00
Schneidersöhne Deutschland GmbH & Co KG	Germany	100.00
Schneidersöhne Deutschland GmbH (Norderstedt)	Germany	100.00
Schneidersöhne Deutschland Verw. GmbH	Germany	100.00
Schneidersöhne GmbH	Germany	100.00
Schneidersöhne Holding BV	The Netherlands	100.00
Schneidersöhne Kuvert GmbH & Co KG	Germany	100.00
Schneidersöhne Kuvert Verw. GmbH	Germany	100.00
Schneidersöhne Luxemburg GmbH	Germany	100.00
Schneidersöhne Papier GmbH & Co KG	Germany	100.00
Schneidersöhne Papier Praha spol s.r.o.	Czech Republic	100.00
Schneidersöhne Papier Verw.GmbH	Germany	100.00
Setles LLC	Russia	100.00
Setnord LLC	Russia	100.00
Setnovo LLC	Russia	100.00
Setrest Oy	Finland	100.00
Shanghai Stora Enso Trading Co Ltd	China	100.00
SIA Papyrus	Latvia	100.00
SIA Stora Enso Mezs	Latvia	100.00
SIA Stora Enso Timber Trading	Latvia	100.00
Siex Developpement SAS	France	100.00
Sihl + Eika Papier AG	Switzerland	100.00
Skogsutveckling Syd AB	Sweden	100.00
Skutskärs Industriservice AB	Sweden	100.00
Stora Billerud (UK) Group Holdings	United Kingdom	100.00
Stora Dormant AB	Sweden	100.00
Stora Enso (HK) Ltd	Hong Kong	99.99
Stora Enso (Schweiz) AG	Switzerland	100.00
Stora Enso (Thailand) Co Ltd	Thailand	100.00
Stora Enso AB	Sweden	100.00
Stora Enso Activation AB	Sweden	100.00
Stora Enso Amsterdam BV	The Netherlands	100.00
Stora Enso Argentina S.A.	Argentina	100.00
Stora Enso Australia PTY Ltd	Australia	100.00
Stora Enso Austria GmbH	Austria	100.00
Stora Enso Baienfurt GmbH & Co. KG	Germany	100.00
Stora Enso Baienfurt Verwaltungs GmbH	Germany	100.00
Stora Enso Barcelona SA	Spain	100.00

Company	Country of Ownership	Ownership (%)
Stora Enso Belgium NV/SA	Belgium	100.00
Stora Enso Beteiligungen GmbH	Germany	100.00
Stora Enso Bois SA	France	100.00
Stora Enso Brasil Ltda	Brazil	100.00
Stora Enso Chile S.A.	Chile	100.00
Stora Enso China Holdings AB	Sweden	100.00
Stora Enso Corbehem SAS	France	99.98
Stora Enso Danmark A/S	Denmark	100.00
Stora Enso Deutschland GmbH	Germany	100.00
Stora Enso Digital Solutions N.V.	Belgium	60.00
Stora Enso Espana S.A.	Spain	100.00
Stora Enso Financial Services S.A.	Belgium	100.00
Stora Enso Fine Paper AB	Sweden	100.00
Stora Enso Forest Central Europe GmbH	Germany	100.00
Stora Enso Fors AB	Sweden	100.00
Stora Enso Försäkringsaktiebolag	Sweden	100.00
Stora Enso France SAS	France	100.00
Stora Enso Grafic SA	Spain	100.00
Stora Enso Grycksbo AB	Sweden	100.00
Stora Enso Hellas AE	Greece	100.00
Stora Enso Hilfe GmbH	Germany	100.00
Stora Enso Holding A/S	Denmark	100.00
Stora Enso Holding France SAS	France	100.00
Stora Enso Holdings UK Ltd	United Kingdom	100.00
Stora Enso Hungary Kft	Hungary	100.00
Stora Enso Hylte AB	Sweden	100.00
Stora Enso Industrial Finance S.A.	Belgium	100.00
Stora Enso Ingerois Oy	Finland	100.00
Stora Enso International Ltd	United Kingdom	100.00
Stora Enso Ireland Ltd	Ireland	100.00
Stora Enso Italy srl	Italy	100.00
Stora Enso Japan K.K.	Japan	100.00
Stora Enso Kabel GmbH & Co. KG	Germany	100.00
Stora Enso Kabel Verwaltungs GmbH	Germany	100.00
Stora Enso Kvarnsveden AB	Sweden	100.00
Stora Enso Langerbrugge N.V.	Belgium	100.00
Stora Enso Lübeck GmbH	Germany	100.00
Stora Enso Lumber Trading GmbH	Austria	100.00
Stora Enso Lumber Trading s.r.o.	Czech Republic	100.00
Stora Enso Maxau GmbH	Germany	100.00
Stora Enso Maxau Verwaltungs GmbH	Germany	100.00
Stora Enso Mexico S.A.	Mexico	100.00
Stora Enso Middle East FZ LLC	United Arab Emirates	100.00
Stora Enso Nederland BV	The Netherlands	100.00
Stora Enso Newton Kyme Ltd	United Kingdom	100.00
Stora Enso Norge A/S	Norway	100.00
Stora Enso North America Canadian Sales LLC	United States	100.00
Stora Enso North America Corp.	United States	100.00
Stora Enso North America Inc.	United States	100.00
Stora Enso Nymölla AB	Sweden	100.00
Stora Enso Packaging AB	Sweden	100.00
Stora Enso Packaging Aps	Denmark	100.00
Stora Enso Packaging AS	Estonia	100.00
Stora Enso Packaging Bords Asia Oy	Finland	100.00
Stora Enso Packaging Kft	Hungary	100.00
Stora Enso Packaging Oy	Finland	100.00
Stora Enso Packaging SIA	Latvia	100.00
Stora Enso Packaging Sp.zo.o.	Poland	100.00
Stora Enso Packaging UAB	Lithuania	100.00
Stora Enso Pankakoski Oy	Finland	100.00
Stora Enso Poland SA	Poland	67.10
Stora Enso Polska Sp. z o.o.	Poland	100.00

Company	Country of Ownership	Ownership (%)
Stora Enso Port Hawkesbury Ltd	Canada	100.00
Stora Enso Portugal Lda	Portugal	99.00
Stora Enso Praha s.r.o.	Czech Republic	100.00
Stora Enso Publication Paper Asia Oy (former Lactopack Oy)	Finland	100.00
Stora Enso Publication Paper GmbH & Co. KG	Germany	100.00
Stora Enso Publication Paper Verwaltungs Gmbh	Germany	100.00
Stora Enso Publication Papers Oy Ltd	Finland	100.00
Stora Enso Pulp AB	Sweden	100.00
Stora Enso Pulp and Paper Asia Oy	Finland	100.00
Stora Enso Recycling Sp z o o	Poland	99.95
Stora Enso Reisholz GmbH & Co. KG	Germany	100.00
Stora Enso Reisholz Verwaltungs GmbH	Germany	100.00
Stora Enso Sachsen GmbH	Germany	100.00
Stora Enso Saimaa Services Oy	Finland	100.00
Stora Enso Sales Finland Oy	Finland	100.00
Stora Enso Sarl	Luxembourg	100.00
Stora Enso Scandinavia AB	Sweden	100.00
Stora Enso Shop Oy	Finland	100.00
Stora Enso Singapore Pte Ltd	Singapore	100.00
Stora Enso Skog AB	Sweden	100.00
Stora Enso Skog AS (former Carl Emil Stavanger AS)	Norway	100.00
Stora Enso Skoghall AB	Sweden	100.00
Stora Enso Suzhou Paper Co Ltd	China	96.48
Stora Enso Timber (Deutschland) GmbH	Germany	100.00
Stora Enso Timber A/S	Latvia	100.00
Stora Enso Timber AB	Sweden	100.00
Stora Enso Timber AG	Austria	100.00
Stora Enso Timber AS	Estonia	100.00
Stora Enso Timber Australia Pty Ltd	Australia	100.00
Stora Enso Timber Bad St. Leonhard GmbH	Austria	100.00
Stora Enso Timber d.o.o	Slovakia	100.00
Stora Enso Timber Holding AB	Sweden	100.00
Stora Enso Timber Holzverarbetungs GmbH	Austria	100.00
Stora Enso Timber Japan K.K.	Japan	100.00
Stora Enso Timber Nederland BV	The Netherlands	100.00
Stora Enso Timber Oy Ltd	Finland	100.00
Stora Enso Timber Planá s.r.o	Czech Republic	100.00
Stora Enso Timber U.S. Corp.	United States	100.00
Stora Enso Timber UK Ltd	United Kingdom	100.00
Stora Enso Timber Zdirec s.r.o.	Czech Republic	100.00
Stora Enso Trae A/S	Denmark	100.00
Stora Enso Transport & Distribution Ltd	United Kingdom	100.00
Stora Enso Transport and Distribution AB	Sweden	100.00
Stora Enso Transport and Distribution GmbH	Germany	100.00
Stora Enso Treasury Stockholm AB	Sweden	100.00
Stora Enso Uetersen GmbH & Co. KG	Germany	100.00
Stora Enso Uetersen Verwaltungs GmbH	Germany	100.00
Stora Enso UK Ltd	United Kingdom	100.00
Stora Enso Ventures Oy	Finland	100.00
Stora Enso Vermögensverwaltung GmbH	Germany	100.00
Stora Enso Verwaltungs GmbH	Germany	100.00
Stora Forestry Balti OÜ	Estonia	100.00
Stora Kopparbergs Bergslags AB	Sweden	100.00
Stora Luxembourg Sarl	Luxembourg	100.00
Stora Pension Trust Ltd	United Kingdom	100.00
Stora Timber Benelux B.V.	The Netherlands	100.00
Stora Timber Benelux Beheer B.V.	The Netherlands	100.00
Stora Timber Doe Het Zelf Produkten B.V.	The Netherlands	100.00
Stora Timber Finance B.V.	Belgium	100.00
Sydved AB	Sweden	66.67
Sydved Energileveranser AB	Sweden	100.00
Sylvester Kilingi AS	Estonia	100.00

Company	Country of Ownership	Ownership (%)
Tamrest Oy	Finland	100.00
Thai Stora Enso Agroforestry Co Ltd	Thailand	100.00
UAB Papyrus Distribution	Lithuania	100.00
UAB Puumerkki	Lithuania	100.00
UAB Schneidersoehne Baltija	Lithuania	100.00
UAB Stora Enso Miskas	Lithuania	100.00
UAB Stora Enso Timber	Lithuania	100.00
Union Developement Récup. Pap.	France	100.00
Vakuutusosakeyhtiö Pankavara	Finland	100.00
Varenso Oy	Finland	100.00
Venapuu Oy	Finland	100.00
Viveiros do Furadouro, Unip. Ltda	Portugal	100.00
VLAR Papier NV	Belgium	65.00
WKC De Grift Beheer B.V.	The Netherlands	100.00
Wood Supply Polska	Poland	100.00
Woodpax Ltd	United Kingdom	100.00
ZAO Stora Enso Ltd	Russia	100.00
ZAO Stora Forestry Gdov JV	Russia	100.00
ZAO Stora Forestry Plus JV	Russia	100.00
ZAO Stora Forestry Strug JV	Russia	100.00